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                                                                    Exhibit 23.1


                              ACCOUNTANTS' CONSENT


The Board of Directors
Antigenics Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the proxy statement/prospectus and registration statement.



                                        /s/ KPMG LLP


Short Hills, New Jersey
May 22, 2001